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                                                                  Exhibit 10.2

                               AMENDMENT NO. 3 TO
                             CONTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 3 dated as of June 21, 2001 (this "AMENDMENT") to the Contribution Agreement dated as of July 30, 1997 and amended on October 27, 1997 and February 29, 2001 (the "CONTRIBUTION AGREEMENT"), by and between Protection One, Inc., a Delaware corporation ("PROTECTION ONE"), and Western Resources, Inc., a Kansas corporation ("WESTERN").

     Capitalized terms used but not defined in this Amendment shall have the meaning given such terms in the Contribution Agreement.

                              W I T N E S S E T H :

     WHEREAS, Section 3.18(c) of the Contribution Agreement restricts the amount of Voting Securities Western may acquire at certain times (the "SECTION 3.18 RESTRICTION"); and

     WHEREAS, Protection One and Western desire to amend the Section 3.18 Restriction to permit Western in limited circumstances to purchase Voting Securities representing a greater percentage of the Voting Securities issued and outstanding at the time of purchase; and

     WHEREAS, pursuant to Section 6.2 of the Contribution Agreement, Protection One may not amend, supplement or otherwise modify any provision of the Contribution Agreement unless such amendment, supplement or modification shall have been approved by the affirmative vote of a majority of the Continuing Directors; and

     WHEREAS, Mr. Ben M. Enis and Mr. James Q. Wilson constitute all of the Continuing Directors and desire to authorize the parties to amend the Contribution Agreement as contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

     Section 1. AMENDMENT TO THE CONTRIBUTION AGREEMENT. Section 3.18(c) of the Contribution Agreement is hereby amended by deleting such section in its entirety and substituting the following section in its place:

          (c) Notwithstanding the provisions of clause (b) above, following the Closing Date, Western may in any manner acquire Voting Securities representing in the aggregate up to but not exceeding 85% of the Voting Securities issued and outstanding at such

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     time, provided that Western may acquire Voting Securities representing 85%
     or more of the Voting Securities issued and outstanding at such time to the extent that the percentage of Voting Securities beneficially owned by Western on a fully diluted basis represents in the aggregate up to but not exceeding 81% of the Voting Securities issued and outstanding at such time.

     Section 2. REPRESENTATIONS AND WARRANTIES. Each party hereto hereby represents and warrants that (i) it has the power and authority and the legal right to make, deliver and perform this Amendment, (ii) it has taken all necessary actions to authorize the execution, delivery and performance of this Amendment, and (iii) this Amendment is legal, valid and binding on, and enforceable against, such party.

     Section 3. CONTINUING EFFECT. Except as expressly waived or otherwise agreed hereby, the Contribution Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall be limited precisely as drafted and shall not constitute a waiver or amendment of any other term, condition or provision of the Contribution Agreement.

     Section 4. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware (without regard to principles of conflict laws).

     Section 5. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date and year first above written.

                                       PROTECTION ONE, INC.


                                       By:  /s/ Richard Ginsburg
                                           ----------------------
                                           Name:   Richard Ginsburg
                                           Title:  Chief Executive Officer


                                       WESTERN RESOURCES, INC.


                                       By:  /s/ James A. Martin
                                            -----------------------
                                            Name:  James A. Martin
                                            Title: Senior Vice President



AGREED TO AND
APPROVED HEREBY:



  /s/ Ben M. Enis
---------------------
Ben M. Enis


  /s/ James Q. Wilson
---------------------
James Q. Wilson